Exhibit 99.1

SB Financial Group Announces Second Quarter 2022 Results

DEFIANCE, OH, July 25, 2022 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the second quarter and six months ended June 30, 2022.

Second quarter 2022 highlights over prior-year second quarter include:

●	Net income of $2.8 million; diluted earnings per share (“EPS”) of $0.40 or a 23.1 percent decrease

●	Adjusted net income, excluding the impact of the Originated Mortgage Servicing Rights (“OMSR”) recapture of $0.2 million was $2.6 million, with EPS of $0.37

●	Mortgage origination volume of $95.5 million, reflects a decrease of $69.4 million, or 42.1 percent

Six months ended June 30, 2022, highlights over prior-year six months include:

●	Net income of $5.6 million and diluted EPS of $0.79, compared to $10.8 million, or $1.49 per share or a 47.0 percent decrease

●	Adjusted net income, excluding the impact of OMSR activity of $4.8 million, down $4.0 million or 45.9 percent

Second quarter 2022 trailing twelve-month highlights include:

●	Loans excluding Paycheck Protection Program (“PPP”) loans, increased $79.3 million, or 9.7 percent from the prior year

●	Deposits decreased by $19.3 million, or 1.8 percent to $1.07 billion at quarter end

●	Mortgage origination volume of $472.1 million; servicing portfolio of $1.37 billion, which is up $0.05 billion, or 3.5 percent

Highlights	Three Months Ended			Six Months Ended
($ in thousands, except per share & ratios)	Jun. 2022	Jun. 2021	% Change	Jun. 2022	Jun. 2021	% Change
Operating revenue	$14,266	$15,694	-9.1%	$28,545	$36,241	-21.2%
Interest income	10,474	10,163	3.1%	19,869	20,868	-4.8%
Interest expense	881	1,006	-12.4%	1,799	2,086	-13.8%
Net interest income	9,593	9,157	4.8%	18,070	18,782	-3.8%
Provision for loan losses	-	-	0.0%	-	750	-100.0%
Noninterest income	4,673	6,537	-28.5%	10,475	17,459	-40.0%
Noninterest expense	10,802	11,076	-2.5%	21,661	21,985	-1.5%
Net income	2,834	3,761	-24.6%	5,647	10,842	-47.9%
Earnings per diluted share	0.40	0.52	-23.1%	0.79	1.49	-47.0%
Return on average assets	0.87%	1.13%	-23.0%	0.85%	1.66%	-48.8%
Return on average equity	8.88%	10.42%	-14.8%	8.46%	15.09%	-43.9%

Non-GAAP Measures
Adjusted net income	$2,643	$3,840	-31.2%	$4,754	$8,783	-45.9%
Adjusted diluted EPS	0.37	0.53	-30.2%	0.67	1.21	-44.6%
Adjusted return on average assets	0.81%	1.16%	-30.2%	0.78%	1.50%	-48.0%
Adjusted pre-tax, pre-provision income	3,223	4,717	-31.7%	5,754	10,900	-47.2%

“We had very strong loan growth this quarter of $45 million, which is in addition to the $28 million in growth we achieved in Q1,” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “For the first half of 2022 we have grown our loan balances by 8.9 percent over 2021 year end. This growth was across all categories and we had positive growth from nearly all of our regions. The prime rate increases coupled with the loan growth resulted in interest income increasing over 11 percent from the linked quarter.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was down 9.1 percent from the second quarter of 2021, and flat from the linked quarter.

●	Net interest income was up from the year-ago quarter by 4.8 percent, and up 13.2 percent from the linked quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was up from both year-ago and linked quarters by 23 and 49 basis points, respectively, as loan balances were up $44.9 million from the linked quarter. Net of PPP, our net interest margin is higher by 34 basis points compared to the prior year.

●	Noninterest income was down 29 and 19 percent from the year ago and linked quarters, respectively, due to lower mortgage volume and OMSR recapture.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2022 were $95.5 million, down $69.4 million, or 42.1 percent, from the year-ago quarter; likewise, total sales of originated loans were $49.9 million, down $69.1 million, or 58.1 percent. For the first six months of 2022, SB Financial had total volume of $192.8 million, of which $141.4 million (73 percent) was new purchase/construction lending, $33.0 million was external refinance (17 percent), and the remaining $18.4 million (10 percent) was internal refinance.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.8 million for the second quarter of 2022, compared to $4.0 million for the year-ago quarter. The mortgage servicing valuation adjustment for the second quarter of 2022 was a positive $0.2 million, compared to a negative adjustment of $0.1 million for the second quarter of 2021. For the first six months of 2022, the recapture of servicing rights was $1.1 million compared to a recapture of $2.6 million for the prior year six months. The aggregate servicing valuation impairment ended the quarter at $0.3 million. The servicing portfolio at June 30, 2022, was $1.37 billion, up $0.05 billion, or 3.5 percent, from $1.32 billion at June 30, 2021.

Mr. Klein noted, “With fixed rate saleable mortgage rates above 5 percent for most of the quarter, we have continued to be flexible by originating more portfolio product with a special emphasis on the Private Client segment. We continue to look for ways to improve our efficiency in the mortgage business line and are committed to adding additional originators to capture market share and balance the entire business-line ecosystem.”

Mortgage Banking
($ in thousands)	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021
Mortgage originations	$95,454	$97,394	$126,611	$152,623	$164,883
Mortgage sales	49,915	72,154	110,543	123,083	119,064
Mortgage servicing portfolio	1,369,732	1,375,554	1,362,962	1,341,439	1,323,804
Mortgage servicing rights	13,408	13,135	12,034	11,194	10,678

Mortgage servicing revenue
Loan servicing fees	863	861	850	850	830
OMSR amortization	(496)	(547)	(807)	(943)	(948)
Net administrative fees	367	314	43	(93)	(118)
OMSR valuation adjustment	239	890	581	248	(99)
Net loan servicing fees	606	1,204	624	155	(217)
Gain on sale of mortgages	1,196	1,676	3,194	3,947	4,255
Mortgage banking revenue, net	$1,802	$2,880	$3,818	$4,102	$4,038

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income for the quarter was down from the prior year and the linked quarter by 29 and 19 percent, respectively. Gain on sale yields on mortgage loan sales were down over 100 basis points from the prior year and the total dollars of sales were down over $69 million. Wealth management revenue was flat from the prior year as our retention efforts and new sales offset general market declines. SB Financial’s title agency, Peak Title, continued to transition to serving all of the Company’s needs by increasing commercial volume and with our new market expansions; as a result, revenue was up 31 percent compared to the prior year.

For the second quarter of 2022, noninterest expense of $10.8 million was down $0.3 million or 2.5 percent compared to the prior year. Decreased mortgage volume has been the main driver of lower operating expenses.

Mr. Klein stated, “We are committed to lowering our operating costs in both the Mortgage and Retail business lines to reflect not only lower volumes but also the change in consumer behavior of a more robust adoption of digital banking solutions.”

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021
Noninterest Income (NII)	$4,673	$5,802	$6,589	$6,649	$6,537
NII / Total Revenue	32.8%	40.6%	42.1%	39.9%	41.7%
NII / Average Assets	1.4%	1.7%	2.0%	2.0%	2.0%
Total Revenue Growth	-9.1%	-46.9%	-13.7%	-15.3%	-10.3%

Noninterest Expense (NIE)	$10,802	$10,859	$11,567	$11,256	$11,076
Efficiency Ratio	75.6%	75.9%	73.7%	67.4%	70.5%
NIE / Average Assets	3.3%	3.2%	3.5%	3.4%	3.3%
Net Noninterest Expense/Avg. Assets	-1.9%	-1.5%	-1.5%	-1.4%	-1.4%
Total Expense Growth	-2.5%	-0.5%	8.3%	-0.7%	-5.0%

Balance Sheet

Total assets as of June 30, 2022, were $1.29 billion, down $0.02 billion, or 1.4 percent, from the year ago quarter due to declining deposit levels as the consumer began to put their excess liquidity to use in the economy. Total shareholders’ equity as of June 30, 2022, was $124.6 million, down 13.5 percent from a year ago due to the valuation adjustment on the Company’s bond portfolio. Absent that negative impact, equity increased $3.2 million or 2.3 percent. SB Financial bought back 94,211 shares of our stock in the quarter at an average price of $18.08 or 122 percent of tangible book value.

Total loans held for investment were $895.6 million at June 30, 2022, up $45.1 million, or 5.3 percent, from June 30, 2021. Excluding PPP activity from both years, loan balances were up $79.3 million, or 9.7 percent.

The investment portfolio of $271.5 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 21.0 percent of assets at June 30, 2022, and was up 25.1 percent from the year-ago period. Deposit balances of $1.07 billion at June 30, 2022, decreased by $0.02 billion, or 1.8 percent, since June 30, 2021.

Mr. Klein continued, “Loan growth from the linked quarter met and exceeded our expectations and we remain very positive about the loan pipelines in all of our markets. The consumer and our small business clients began to utilize their liquidity as we saw deposit and cash levels decline this quarter.”

Loan Balances ($ in thousands, except ratios)	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Annual Growth
Commercial	$127,711	$124,857	$122,373	$138,085	$149,998	$(22,287)
% of Total	14.3%	14.7%	14.9%	16.3%	17.6%	-14.9%
Commercial RE	404,260	400,101	381,387	387,858	389,287	14,973
% of Total	45.1%	47.0%	46.4%	45.8%	45.8%	3.8%
Agriculture	60,586	55,741	57,473	57,374	50,895	9,691
% of Total	6.8%	6.6%	7.0%	6.8%	6.0%	19.0%
Residential RE	241,614	214,015	206,324	207,571	203,294	38,320
% of Total	27.0%	25.2%	25.1%	24.5%	23.9%	18.8%
Consumer & Other	61,440	55,957	55,157	55,660	57,039	4,401
% of Total	6.9%	6.6%	6.7%	6.6%	6.7%	7.7%
Total Loans	$895,611	$850,671	$822,714	$846,548	$850,513	$45,098
Total Growth Percentage						5.3%

Deposit Balances ($ in thousands, except ratios)	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Annual Growth
Non-Int DDA	$239,676	$252,273	$247,044	$258,857	$240,572	$(896)
% of Total	22.4%	22.2%	22.2%	23.3%	22.0%	-0.4%
Interest DDA	198,286	211,152	195,464	189,130	187,023	11,263
% of Total	18.5%	18.6%	17.6%	17.0%	17.1%	6.0%
Savings	215,285	236,394	237,571	246,414	235,231	(19,946)
% of Total	20.1%	20.8%	21.3%	22.2%	21.6%	-8.5%
Money Market	276,274	289,699	276,462	258,741	255,512	20,762
% of Total	25.8%	25.5%	24.8%	23.3%	23.4%	8.1%
Time Deposits	142,258	148,553	156,504	158,518	172,696	(30,438)
% of Total	13.3%	13.1%	14.1%	14.3%	15.8%	-17.6%
Total Deposits	$1,071,779	$1,138,071	$1,113,045	$1,111,660	$1,091,034	$(19,255)
Total Growth Percentage						-1.8%

Asset Quality

SB Financial reported nonperforming assets of $5.4 million as of June 30, 2022, down $0.6 million or 9.5 percent from the year-ago quarter. The Company took minimal charge-offs in the quarter, and for the year, had just $4,000 in net charge-offs. The coverage of problem loans by the loan loss allowance was at 290 percent at June 30, 2022.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Jun. 2022	Mar. 2022	Dec. 2021	Sep. 2021	Jun. 2021	Change
Commercial & Agriculture	$140	$142	$143	$144	$375	$(235)
% of Total Com./Ag. loans	0.07%	0.08%	0.08%	0.07%	0.19%	-62.7%
Commercial RE	359	544	554	566	1,026	(667)
% of Total CRE loans	0.09%	0.14%	0.15%	0.15%	0.26%	-65.0%
Residential RE	3,176	3,198	2,484	2,056	1,751	1,425
% of Total Res. RE loans	1.31%	1.49%	1.20%	0.99%	0.86%	81.4%
Consumer & Other	323	409	471	422	463	(140)
% of Total Con./Oth. loans	0.53%	0.73%	0.85%	0.76%	0.81%	-30.2%
Total Nonaccruing Loans	3,998	4,293	3,652	3,188	3,615	383
% of Total loans	0.45%	0.50%	0.44%	0.38%	0.43%	10.6%
Accruing Restructured Loans	683	762	725	805	758	(75)
Total Change (%)						-9.9%
Total Nonaccruing & Restructured Loans	4,681	5,055	4,377	3,993	4,373	308
% of Total loans	0.52%	0.59%	0.53%	0.47%	0.51%	7.0%
Foreclosed Assets and Other Assets	730	527	2,104	1,601	1,603	(873)
Total Change (%)						-54.5%
Total Nonperforming Assets	$5,411	$5,582	$6,481	$5,594	$5,976	$(565)
% of Total assets	0.42%	0.42%	0.49%	0.42%	0.46%	-9.5%

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 26, 2022, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and title opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

In April 2022, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers that consistently reported increases in earnings per share over the last decade. The honor roll review determined that just 17 banks in the U.S., including SB Financial, or five percent of all banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in thousands)	2022	2022	2021	2021	2021

ASSETS
Cash and due from banks	$29,567	$130,003	$149,511	$138,015	$154,993
Interest bearing time deposits	1,691	1,894	2,643	2,651	2,906
Available-for-sale securities	266,162	265,311	263,259	248,815	211,756
Loans held for sale	4,242	4,737	7,472	10,335	8,731
Loans, net of unearned income	895,611	850,671	822,714	846,548	850,513
Allowance for loan losses	(13,801)	(13,804)	(13,805)	(13,812)	(13,306)
Premises and equipment, net	23,122	23,039	23,212	23,874	24,343
Federal Reserve and FHLB Stock, at cost	5,303	5,303	5,303	5,303	5,303
Foreclosed assets and other assets	730	527	2,104	1,601	1,603
Interest receivable	3,256	2,815	2,920	2,954	3,000
Goodwill	23,239	23,239	23,191	22,091	22,091
Cash value of life insurance	28,556	17,932	17,867	17,795	17,721
Mortgage servicing rights	13,408	13,135	12,034	11,194	10,678
Other assets	12,886	10,328	12,430	12,361	12,175

Total assets	$1,293,972	$1,335,130	$1,330,855	$1,329,725	$1,312,507

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$239,676	$252,273	$247,044	$258,857	$240,572
Interest bearing demand	198,286	211,152	195,464	189,130	187,023
Savings	215,285	236,394	237,571	246,414	235,231
Money market	276,274	289,699	276,462	258,741	255,512
Time deposits	142,258	148,553	156,504	158,518	172,696

Total deposits	1,071,779	1,138,071	1,113,045	1,111,660	1,091,034

Short-term borrowings	30,772	19,035	15,320	20,771	25,096
Federal Home Loan Bank advances	25,000	5,500	5,500	5,500	5,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,570	19,558	19,546	19,534	19,522
Interest payable	307	536	299	576	417
Other liabilities	11,678	9,483	21,906	17,082	16,611

Total liabilities	1,169,416	1,202,493	1,185,926	1,185,433	1,168,490

Shareholders’ Equity
Common stock	61,319	61,319	54,463	54,463	54,463
Additional paid-in capital	15,069	14,872	14,944	14,875	14,906
Retained earnings	96,809	94,833	99,716	97,183	93,851
Accumulated other comprehensive income (loss)	(22,210)	(13,659)	(1,845)	(699)	499
Treasury stock	(26,431)	(24,728)	(22,349)	(21,530)	(19,702)

Total shareholders’ equity	124,556	132,637	144,929	144,292	144,017

Total liabilities and shareholders’ equity	$1,293,972	$1,335,130	$1,330,855	$1,329,725	$1,312,507

 SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
($ in thousands, except per share & ratios)	2022	2022	2021	2021	2021	2022	2021
Interest income
Loans
Taxable	$8,880	$8,052	$8,889	$9,948	$9,196	$16,932	$19,122
Tax exempt	73	61	59	52	47	134	95
Securities
Taxable	1,469	1,235	969	939	835	2,704	1,478
Tax exempt	52	47	86	94	85	99	173
Total interest income	10,474	9,395	10,003	11,033	10,163	19,869	20,868

Interest expense
Deposits	567	618	640	709	818	1,185	1,780
Repurchase agreements & other	11	13	7	12	12	24	23
Federal Home Loan Bank advances	38	39	41	40	51	77	107
Trust preferred securities	71	53	49	49	50	124	101
Subordinated debt	194	195	188	199	75	389	75
Total interest expense	881	918	925	1,009	1,006	1,799	2,086

Net interest income	9,593	8,477	9,078	10,024	9,157	18,070	18,782

Provision for loan losses	-	-	-	300	-	-	750

Net interest income after provision for loan losses	9,593	8,477	9,078	9,724	9,157	18,070	18,032

Noninterest income
Wealth management fees	936	955	988	959	955	1,891	1,867
Customer service fees	860	794	827	812	820	1,654	1,578
Gain on sale of mtg. loans & OMSR	1,196	1,676	3,194	3,947	4,255	2,872	10,114
Mortgage loan servicing fees, net	606	1,204	624	155	(217)	1,810	2,161
Gain on sale of non-mortgage loans	167	169	44	52	45	336	62
Title insurance revenue	697	602	528	508	532	1,299	1,053
Gain (loss) on sale of assets	-	55	1	1	2	55	-
Other	211	347	383	215	145	558	624
Total noninterest income	4,673	5,802	6,589	6,649	6,537	10,475	17,459

Noninterest expense
Salaries and employee benefits	6,418	6,189	6,648	6,689	6,881	12,607	13,501
Net occupancy expense	719	742	846	714	748	1,461	1,488
Equipment expense	827	854	899	872	778	1,681	1,510
Data processing fees	643	576	721	671	653	1,219	1,187
Professional fees	760	950	872	817	574	1,710	1,338
Marketing expense	222	231	228	201	220	453	355
Telephone and communication expense	105	111	148	140	139	216	293
Postage and delivery expense	110	116	106	100	97	226	208
State, local and other taxes	277	278	288	286	278	555	601
Employee expense	175	136	163	186	161	311	314
Other expenses	546	676	648	580	547	1,222	1,190
Total noninterest expense	10,802	10,859	11,567	11,256	11,076	21,661	21,985

Income before income tax expense	3,464	3,420	4,100	5,117	4,618	6,884	13,506
Income tax expense	630	607	768	1,014	857	1,237	2,664

Net income	$2,834	$2,813	$3,332	$4,103	$3,761	$5,647	$10,842

Common share data:
Basic earnings per common share	$0.40	$0.40	$0.49	$0.59	$0.53	$0.80	$1.50
Diluted earnings per common share	$0.40	$0.40	$0.49	$0.58	$0.52	$0.79	$1.49

Average shares outstanding (in thousands):
Basic:	7,075	7,035	6,906	6,966	7,148	7,055	7,232
Diluted:	7,149	7,100	6,970	7,017	7,200	7,116	7,256

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

	At and for the Three Months Ended					Six Months Ended
($ in thousands, except per share & ratios)	June 2022	March 2022	December 2021	September 2021	June 2021	June 2022	June 2021
SUMMARY OF OPERATIONS
Net interest income	$9,593	$8,477	$9,078	$10,024	$9,157	$18,070	$18,782
Tax-equivalent adjustment	33	29	39	39	35	62	71
Tax-equivalent net interest income	9,626	8,506	9,117	10,063	9,192	18,132	18,853
Provision for loan loss	-	-	-	300	-	-	750
Noninterest income	4,673	5,802	6,589	6,649	6,537	10,475	17,459
Total operating revenue	14,266	14,279	15,667	16,673	15,694	28,545	36,241
Noninterest expense	10,802	10,859	11,567	11,256	11,076	21,661	21,985
Pre-tax pre-provision income	3,464	3,420	4,100	5,417	4,618	6,884	14,256
Pretax income	3,464	3,420	4,100	5,117	4,618	6,884	13,506
Net income	2,834	2,813	3,332	4,103	3,761	5,647	10,842

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.40	0.40	0.49	0.59	0.53	0.80	1.50
Diluted earnings per share	0.40	0.40	0.49	0.58	0.52	0.79	1.49
Common dividends	0.120	0.115	0.115	0.110	0.110	0.235	0.215
Book value per common share	17.75	18.65	21.05	20.83	20.49	17.75	20.49
Tangible book value per common share (TBV)	14.36	15.31	17.60	17.55	17.25	14.36	17.25
Market price per common share	17.26	19.91	19.67	18.18	18.50	17.26	18.50
Market price to TBV	120.2%	130.1%	111.8%	103.6%	107.2%	120.2%	107.2%
Market price to trailing 12 month EPS	9.3	10.0	7.7	6.7	6.5	9.3	6.5

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.87%	0.83%	0.99%	1.23%	1.13%	0.85%	1.66%
Pre-tax pre-provision ROAA	1.06%	1.01%	1.22%	1.63%	1.39%	1.11%	2.32%
Return on average equity	8.89%	8.08%	9.21%	11.35%	10.42%	8.46%	15.09%
Return on average tangible equity	10.93%	9.75%	10.92%	13.47%	12.37%	10.30%	17.92%
Efficiency ratio	75.60%	75.93%	73.72%	67.40%	70.46%	75.76%	60.56%
Earning asset yield	3.45%	2.96%	3.17%	3.25%	3.56%	3.20%	3.40%
Cost of interest bearing liabilities	0.39%	0.39%	0.40%	0.44%	0.44%	0.38%	0.47%
Net interest margin	3.15%	2.67%	2.87%	3.20%	2.93%	2.91%	3.06%
Tax equivalent effect	0.01%	0.01%	0.02%	0.01%	0.01%	0.01%	0.01%
Net interest margin, tax equivalent	3.16%	2.68%	2.89%	3.21%	2.94%	2.92%	3.07%
Non interest income/Average assets	1.43%	1.72%	1.96%	1.99%	1.97%	1.58%	2.67%
Non interest expense/Average assets	3.31%	3.22%	3.45%	3.38%	3.33%	3.26%	3.37%
Net noninterest expense/Average assets	-1.88%	-1.50%	-1.48%	-1.38%	-1.37%	-1.68%	-0.70%

ASSET QUALITY RATIOS:
Gross charge-offs	9	9	34	24	26	18	78
Recoveries	6	8	27	230	6	14	60
Net charge-offs	3	1	7	(206)	20	4	18
Nonaccruing loans/Total loans	0.45%	0.50%	0.44%	0.38%	0.43%	0.45%	0.43%
Nonperforming loans/Total loans	0.52%	0.59%	0.53%	0.47%	0.51%	0.52%	0.51%
Nonperforming assets/Loans & OREO	0.60%	0.66%	0.79%	0.66%	0.70%	0.60%	0.70%
Nonperforming assets/Total assets	0.42%	0.42%	0.49%	0.42%	0.46%	0.42%	0.46%
Allowance for loan loss/Nonperforming loans	294.83%	273.08%	315.40%	345.91%	304.28%	294.83%	304.28%
Allowance for loan loss/Total loans	1.54%	1.62%	1.68%	1.63%	1.56%	1.54%	1.56%
Net loan charge-offs/Average loans (ann.)	0.00%	0.00%	0.00%	(0.10%)	0.01%	0.00%	0.00%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	83.56%	74.75%	73.92%	76.15%	77.95%	83.56%	77.95%
Equity/ Assets	9.63%	9.93%	10.89%	10.85%	10.97%	9.63%	10.97%
Tangible equity/Tangible assets	7.93%	8.30%	9.27%	9.30%	9.41%	7.93%	9.41%
Common equity tier 1 ratio (Bank)	14.08%	13.71%	13.94%	13.23%	13.11%	14.08%	13.11%

END OF PERIOD BALANCES
Total assets	1,293,972	1,335,130	1,330,855	1,329,725	1,312,507	1,293,972	1,312,507
Total loans	895,611	850,671	822,714	846,548	850,513	895,611	850,513
Deposits	1,071,779	1,138,071	1,113,045	1,111,660	1,091,034	1,071,779	1,091,034
Stockholders equity	124,556	132,637	144,929	144,292	144,017	124,556	144,017
Goodwill and intangibles	23,804	23,804	23,774	22,692	22,710	23,804	22,710
Tangible equity	100,752	108,833	121,155	121,600	121,307	100,752	121,307
Mortgage servicing portfolio	1,369,732	1,375,554	1,362,962	1,341,439	1,323,804	1,369,732	1,323,804
Wealth/Brokerage assets under care	500,487	560,698	618,279	588,319	600,904	500,487	600,904
Total assets under care	3,164,191	3,271,382	3,312,096	3,259,483	3,237,215	3,164,191	3,237,215
Full-time equivalent employees	267	256	269	264	256	267	256
Period end common shares outstanding	7,017	7,111	6,884	6,927	7,027	7,017	7,027
Market capitalization (all)	121,105	141,575	135,415	125,935	130,000	121,105	130,000

AVERAGE BALANCES
Total assets	1,305,815	1,350,982	1,342,202	1,333,369	1,329,348	1,328,216	1,306,355
Total earning assets	1,216,124	1,270,218	1,263,431	1,253,722	1,251,213	1,243,017	1,227,359
Total loans	870,439	832,825	845,078	856,486	853,794	851,736	858,321
Deposits	1,108,890	1,134,234	1,123,843	1,109,491	1,115,186	1,121,373	1,094,269
Stockholders equity	127,519	139,214	144,749	144,565	144,315	133,471	143,709
Goodwill and intangibles	23,796	23,801	22,701	22,701	22,718	23,798	22,727
Tangible equity	103,723	115,413	122,048	121,864	121,597	109,673	120,982
Average basic shares outstanding	7,075	7,035	6,906	6,966	7,148	7,055	7,232
Average diluted shares outstanding	7,149	7,100	6,970	7,017	7,200	7,116	7,256

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three and Six Months Ended June 30, 2022 and 2021

	Three Months Ended Jun. 30, 2022			Three Months Ended Jun. 30, 2021
	Average		Average	Average		Average
($ in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$337,226	$1,469	1.74%	$390,036	$835	0.86%
Nontaxable securities	8,459	52	2.46%	7,383	85	4.61%
Loans, net	870,439	8,953	4.11%	853,794	9,243	4.33%
Total earning assets	1,216,124	10,474	3.45%	1,251,213	10,163	3.25%

Cash and due from banks	7,177			6,992
Allowance for loan losses	(13,803)			(13,565)
Premises and equipment	23,741			23,988
Other assets	72,576			60,720
Total assets	$1,305,815			$1,329,348

Liabilities
Savings, MMDA and interest bearing demand	$713,367	$353	0.20%	$672,803	$464	0.28%
Time deposits	145,694	214	0.59%	183,138	354	0.77%
Repurchase agreements & other	18,671	11	0.24%	23,607	12	0.20%
Advances from Federal Home Loan Bank	3,989	38	3.81%	7,066	51	2.89%
Trust preferred securities	10,310	71	2.75%	10,310	50	1.94%
Subordinated debt	19,564	194	3.97%	9,880	75	0.00%
Total interest bearing liabilities	911,595	881	0.39%	906,804	1,006	0.44%
Non interest bearing demand	249,829	-		259,245	-
Total funding	1,161,424		0.30%	1,166,049		0.35%
Other liabilities	16,872			18,984
Total liabilities	1,178,296			1,185,033
Equity	127,519			144,315
Total liabilities and equity	$1,305,815			$1,329,348
Net interest income		$9,593			$9,157

Net interest income as a percent of average interest-earning assets - GAAP measure			3.155%			2.93%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.164%			2.94%

	Six Months Ended Jun. 30, 2022			Six Months Ended Jun. 30, 2021
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$383,272	$2,704	1.41%	$361,566	$1,478	0.82%
Nontaxable securities	8,009	99	2.47%	7,472	173	4.63%
Loans, net	851,736	17,066	4.01%	858,321	19,217	4.48%
Total earning assets	1,243,017	19,869	3.20%	1,227,359	20,868	3.40%
Cash and due from banks	7,593			7,769
Allowance for loan losses	(13,805)			(13,206)
Premises and equipment	24,522			23,743
Other assets	66,889			60,690
Total assets	$1,328,216			$1,306,355

Liabilities
Savings, MMDA and interest bearing demand	$723,176	$751	0.21%	$643,962	$972	0.30%
Time deposits	156,268	435	0.56%	194,955	808	0.83%
Repurchase agreements & Other	21,876	24	0.22%	23,869	23	0.19%
Advances from Federal Home Loan Bank	4,740	77	3.25%	7,530	107	2.84%
Trust preferred securities	10,310	124	2.41%	10,310	101	1.96%
Subordinated debt	19,558	389	3.98%	5,646	75	2.66%
Total interest bearing liabilities	935,928	1,799	0.38%	886,272	2,086	0.47%
Non interest bearing demand	241,929		0.31%	255,352		0.37%
Total funding	1,177,857			1,141,624
Other liabilities	16,888			21,022
Total liabilities	1,194,745			1,162,646
Equity	133,471			143,709
Total liabilities and equity	$1,328,216			$1,306,355
Net interest income		$18,070			$18,782

Net interest income as a percent of average interest-earning assets - GAAP measure			2.91%			3.06%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			2.92%			3.07%

Non-GAAP reconciliation	Three Months Ended		Six Months Ended
($ in thousands, except per share & ratios)	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Total Operating Revenue	$14,266	$15,694	$28,545	$36,241
Adjustment to (deduct)/add OMSR recapture/impairment*	(239)	99	(1,128)	(2,606)
Adjusted Total Operating Revenue	14,027	15,793	27,417	33,635

Income before Income Taxes	3,464	4,618	6,884	13,506
Adjustment for OMSR	(239)	99	(1,128)	(2,606)
Adjusted Income before Income Taxes	3,225	4,717	5,756	10,900

Provision for Income Taxes	630	857	1,237	2,664
Adjustment for OMSR **	(50)	21	(237)	(547)
Adjusted Provision for Income Taxes	580	878	1,000	2,118

Net Income	2,834	3,761	5,647	10,842
Adjustment for OMSR	(189)	79	(891)	(2,059)
Adjusted Net Income	2,645	3,840	4,756	8,783

Diluted Earnings per Share	0.40	0.52	0.79	1.49
Adjustment for OMSR	(0.03)	0.01	(0.13)	(0.28)
Adjusted Diluted Earnings per Share	$0.37	$0.53	$0.67	$1.21

Return on Average Assets	0.87%	1.13%	0.85%	1.66%
Adjustment for OMSR	-0.06%	0.02%	-0.07%	-0.16%
Adjusted Return on Average Assets	0.81%	1.15%	0.78%	1.50%

*	valuation adjustment to the Company’s mortgage servicing rights

**	tax effect is calculated using a 21% statutory federal corporate income tax rate